Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin A. DeNuccio certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Annual Report of Violin Memory, Inc. on Form 10-K for the fiscal year ended January 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Violin Memory, Inc. for the periods presented therein.

Date: April 16, 2014	By:	/s/ Kevin A. DeNuccio
Kevin A. DeNuccio President and Chief Executive Officer (Principal Executive Officer)